Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 23

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 23 (SA-23) To PURCHASE AGREEMENT NO. 03735, entered into as of May _5__, 2022 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, in [****] to the [****] Aircraft that Customer had previously [****] as set forth in Table 1R12, 1-2, 1-3R6, and 1-4R1 to the Purchase Agreement, Customer [****] with the execution of this SA-23, [****] in Attachment A(R5) to Letter Agreement No. AAL-PA-03735-LA-1106651R5 entitled “[****]” ([****] Letter Agreement) with [****], pursuant to the terms and conditions of the [****] Letter Agreement;

WHEREAS, Boeing and Customer agree to [****] Letter Agreement No. AAL-PA-03735-LA-1605402 (including Attachments A and B) entitled [****] ([****] Letter Agreement) so that i) certain [****], ii) the [****], and iii) the [****].

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-22 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-23 in the footer to reflect changes made to the Purchase Agreement by this SA-23. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
PA 03735    SA-23, Page 1
BOEING PROPRIETARY

2.Tables.
Table 1-4R1. Table 1-4R1 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” is hereby deleted in its entirety and replaced with Table 1-4R2 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-23 in the footer is hereby incorporated into the Purchase Agreement in replacement of Table 1-4R1. For avoidance of doubt, the only difference between Table 1-4R1 and Table 1-4R2 is the [****] in the Purchase Agreement, resulting in Table 1-4R2.
3. Letter Agreements.
3.1    Letter Agreement No. AAL-PA-03735-LA-1106651R5 (including Attachment A(R5) entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R6 (including Attachment A(R6) (attached hereto) entitled [****] ( [****]) referencing SA-23 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

3.2    The parties agree that [****] Letter Agreement No. AAL-PA-03735-LA-1106652 entitled [****] will be [****], or such [****], to [****].

3.3    Letter Agreement No. AAL-PA-03735-LA-1605402 (including Attachments A and B) entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1605402R1 (including Attachments A and B) entitled [****] ([****]) referencing SA-23 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

4.[****].
4.1    [****] for the [****], [****] ([****]) ([****] specified in Table 1-4R2 to the Purchase Agreement for the [****]) are [****] per [****] of the [****] and as specified in the [****] upon execution of this SA-23.

5.Miscellaneous.
5.1     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-4R2, the Revised Option Aircraft Letter Agreement, and the [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.2    The following references in the Purchase Agreement and any supplemental agreements and associated letter agreements are deemed to refer to “Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R2”:
•“Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2”,
•“Table 1R5 and Table 1-2”,
•“Table 1R6, Table 1-2, and Table 1-3”,
•“Table 1R7, Table 1-2, and Table 1-3R1”,
•“Table 1R8, Table 1-2, and Table 1-3R2”,
•“Table 1R9, Table 1-2, and Table 1-3R3”,
•“Table 1R10, Table 1-2, and Table 1-3R4”,
•“Table 1R11, Table 1-2, and Table 1-3R5”,
•“Table 1R12, Table 1-2 and Table 1-3R6”,
PA 03735    SA-23, Page 2

BOEING PROPRIETARY

•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R1”.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
5.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106651R5	Letter Agreement No. AAL-PA-03735-LA-1106651R6
Letter Agreement No. AAL-PA-03735-LA-1605402	Letter Agreement No. AAL-PA-03735-LA-1605402R1

PA 03735    SA-23, Page 3

BOEING PROPRIETARY

Intentionally Left Blank

PA 03735    SA-23, Page 4

BOEING PROPRIETARY

AGREED AND ACCEPTED this

May 5, 2022
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735
SA-23
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6 1-4R2	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19 23
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R6	[****]	22
LA-1106651R6	[****]	23
LA-1106652R1	Aircraft Model Substitution	22
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	Most Favored Customer – 737 MAX	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-23
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                 5
LA-1603773 [****]                         5
LA-1605402R1 [****]                                 23
LA-1700919     [****]                                     7
LA-1801206     [****]                             9
LA-2002704 [****]                                 11
LA-2002743 [****]                                 11
LA-2003342     [****]                                     11
LA-2003486     [****]                                     14

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-23
BOEING PROPRIETARY

Table 1-4R2 To
Purchase Agreement No. PA-03735
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	[****] pounds		Detail Specification:			[****]
Engine Model/Thrust:		CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]
Seller Purchased Equipment (SPE) Estimate:			$[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]0
Deposit per Aircraft:			$[****]
		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2023	4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
Total:	24
AAL-PA-03735 118070-1F.txt     SA-23

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106651R6
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4(R2) to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar year [****] are listed in Attachment A(R6) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] for each [****] are listed in Attachment A(R6) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R6) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
AAL-PA-03735-LA-1106651R6    SA-23
[****]    Page 1of 5
BOEING PROPRIETARY

4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R3) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****]
5.2[****]
5.3[****]
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Reserved.
8.[****].
8.1[****].
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

AAL-PA-03735-LA-1106651R6    SA-23
[****]    Page 2 of 4
BOEING PROPRIETARY

(Intentionally Left Blank)

AAL-PA-03735-LA-1106651R6    SA-23
[****]    Page 3 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2022

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Finance

AAL-PA-03735-LA-1106651R6    SA-23
[****]    Page 4 of 4
BOEING PROPRIETARY

Attachment A(R6) To
Letter Agreement No. AAL-PA-03735-LA-1106651R6
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]0
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735-LA-1605402R1
[****]    LA 23 Page 1
BOEING PROPRIETARY

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-23

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-23

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-23

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	38

AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-23

AAL-PA-03735-LA-1605402R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has [****] that Boeing [****] in the Aircraft certain [****] described in this Letter Agreement including the options described and listed in Attachment A to this Letter Agreement (collectively referred to as [****] or [****]) in accordance with the terms and conditions of this Letter Agreement. [****] that is identified in the Detail Specification for the Aircraft is [****] that Boeing is [****] in accordance with Section 2 below, but is otherwise [****] for purposes of the Purchase Agreement.

The [****] during the [****] and manufacture of the Aircraft to achieve [****] at the time of delivery of the Aircraft. To achieve this, Boeing and Customer will [****] in a manner consistent with (i) the terms and conditions [****]; and (ii) [****].
1.Customer Responsibilities.
1.1[****]. Customer has selected [****].
1.2[****]. Customer will provide [****].
1.3[****]. Customer will [****]. Such [****]:
1.3.1specify [****];
1.3.2specify that [****];
1.3.3specify the [****]; and
1.3.4require [****].
2.Boeing Responsibilities.
2.1Boeing shall:
2.1.1perform the [****] described in Attachment B to this Letter Agreement;
2.1.2assist [****];
2.1.3approve the [****];
2.1.4provide to [****]. The [****] are subject to the terms and conditions of this Letter Agreement;
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2.1.5send [****];
2.1.6manage [****];
2.1.7coordinate [****];
2.1.8provide [****];
2.1.9ensure that the [****];
2.1.10[****] in the Aircraft, in accordance with the terms and conditions of the Purchase Agreement (including, without limitation, the [****]) the [****] identified in Section 3.1 of this Letter Agreement;
2.1.11ensure that at the time of Aircraft delivery, the [****] referenced in Attachment A to this Letter Agreement;
2.1.12if necessary, and upon request of Customer, use commercially [****] to assist Customer in causing [****] under the [****] with the objective of delivery of the Aircraft on the delivery date (that is scheduled in accordance with Section 6.1 of the AGTA) with the [****] in the Aircraft and certified by the FAA; and
2.1.13prior to delivery of the applicable Aircraft, obtain [****] of the Aircraft with [****] installed, including the [****] identified in Section 3.1 of this Letter Agreement.
3.[****]. [****] may contain [****] of the following two (2) types:
3.1[****]. The [****] required to [****] on the Aircraft is the [****] and is part of the [****].
3.2Customer’s [****]. The [****] to the Aircraft [****] and is not part of the [****].
3.2.1As between Customer and Boeing, Customer is solely responsible for specifying the [****] and ensuring that Customer’s [****] meets such [****]. Customer and the [****] of Customer’s [****] will have total responsibility for the [****] of any of Customer’s [****].
3.2.2The [****] of any Customer’s [****] or the lack of any [****] will not be a valid condition for Customer’s [****].
3.2.3Boeing has no [****] to support Customer’s [****]. Boeing will only [****] if in Boeing’s reasonable opinion such [****] is necessary to [****] on the Aircraft.
3.2.4Boeing shall not be responsible for obtaining FAA certification for Customer’s [****].
4.Changes.
4.1Customer and [****] may change the [****] of Boeing. Customer may [****] at any time, and Boeing shall [****] in a timely manner. Any [****] that Boeing gives to a [****] shall be subject to [****] through Boeing’s [****] of the Purchase Agreement.
4.2Boeing and Customer recognize that the [****] nature of the [****] in order to ensure (i) [****] with the Aircraft and all [****], and (ii) [****] of the Aircraft with the [****]. In such event, Boeing will notify Customer and [****]. If, within [****] as may be mutually agreed in writing) after such notification, (i)
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Customer and Boeing [****] or an alternate course of action and (ii) so long as Boeing has [****] with Customer to [****], then any [****] in delivery of the Aircraft will be [****] and Article 7 of the AGTA will apply. The [****] of any mutually agreed [****] may result in Boeing adjusting the [****] contained in Attachment A to this Letter Agreement.
4.3Boeing's [****] of the Aircraft as it relates to [****] as described in the options listed in Attachment A to this Letter Agreement, as such Attachment A may be amended from time to time.
5.[****].
5.1Boeing and Customer agree to follow the sequential steps identified in this Section 5 to [****]:
5.1.1Boeing shall [****].
5.1.2Within [****] or other course of action.
5.2    If Boeing and Customer are [****] to agree on an alternate [****] or course of action within such time, the [****] to Boeing in Section 8 of this Letter Agreement shall apply.
6.Proprietary Rights.
Boeing's [****] for the [****] will not impose upon Boeing any [****] Customer may have in the [****].
7.Exhibits B and C to the AGTA.
[****] is deemed to be BFE for the purposes of Exhibit B to the AGTA, entitled “Customer Support Document”, and Exhibit C to the AGTA, entitled “Product Assurance Document”.

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8.Boeing [****].
8.1If Customer [****] as provided in this Letter Agreement or if [****] (for any reason [****] under the purchase order terms) to [****], in accordance with the [****], then, in addition to [****], Boeing will:
8.1.1[****] and
8.1.1.1if the [****] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, "Excusable Delay", [****];
8.1.1.2if the [****] pursuant to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [****];
8.1.2    [****]; and/or
8.1.3    [****] by the amount of Boeing's [****], including but not limited to, (i) [****] by Boeing, (ii) any [****] as established by Boeing and agreed to by the [****] and (iii) [****] and [****].
8.2Boeing will use [****] described in Section 8.1.3. Notwithstanding the last clause of 8.1.3, Boeing has no [****].
8.3    If Boeing [****] set forth herein, then any [****] of the Aircraft, to the [****], will be the [****] of Boeing.
9.[****].
[****] will at all times [****] with Customer [****] and Boeing will have [****] have, but will not be [****].
10.    Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

Intentionally Left Blank

AAL-PA-03735-LA-1605402R1
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BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2022

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	VP, Treasurer

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Attachment A
[****]

The following [****]) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [****]. Each such [****] is fully described in the [****] as described in Exhibit A to the Purchase Agreement or as a proposed [****]. Final configuration will be based on Customer acceptance of any or all [****] listed below.

[****] Number and Title

[****]
[****]

[****]
[****]

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Attachment B
[****]
This Attachment B describes the functions that Boeing will perform as [****] to support (i) the [****] and (ii) the [****] on the Aircraft.
1.[****].
Boeing will perform the following functions [****]. Boeing will have [****] which, in Boeing's reasonable opinion, [****]. Boeing will be [****] for:
(i)[****];
(ii)[****];
(iii)[****];
(iv)[****];
(v)[****];
(vi)[****];
(vii)[****]; and
(viii)[****].
2.[****].
Boeing's [****] will include the functions of [****]. As [****], Boeing will perform the following functions:
(ix)as required, [****];
(x)[****] Boeing, Customer and [****]; and
(xi)[****].

AAL-PA-03735-LA-1605402R1
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